SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     October 23, 2000
                                                     -------------------




                                The Talbots, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                           1-12552             41-1111318
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(State or other jurisdiction               (Commission        (I.R.S. Employer
 of incorporation or organization)          File Number)     Identification No.)




175 Beal Street, Hingham, Massachusetts                        02043
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code         (781)749-7600
                                                           ---------------------


Inapplicable
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(Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 9.      Regulation FD Disclosure.


October Sales Call.


         On Thursday, November 2, 2000, The Talbots, Inc. ("Talbots") will provide a replay of a prerecorded October sales call with Edward L. Larsen, Senior Vice President, Finance and Chief Financial Officer, relating to October sales as announced by press release that morning. The prerecorded sales call will be played at approximately 8:00 a.m. local time. All persons interested in accessing the call may do so via (1) Talbots website (http://www.talbots.com/about/investor/asp), or (2) by dialing (703) 736-7208. The call will be archived on Talbots website for five days following the call, and the call will also be available by dialing the telephone number provided above through November 7, 2000.


Company's Website.


         Talbots maintains a corporate website at www.talbots.com. Talbots plans to post significant corporate information on its website, including, but not limited to, notices of scheduled conference calls or recorded messages concerning sales or earnings results, and webcasts or otherwise recorded presentations or meetings concerning Talbots operations or financial results from time to time. Each notice will provide investors with the time and date of the event as well as instructions on the access procedure.


         Talbots also plans to post on the Talbots website from time to time various presentation materials from certain investor conferences in which Talbots participated, including certain investor conferences which might not be webcast.


         Talbots believes that its website is an efficient and expeditious way to communicate with investors. Accordingly, Talbots intends to utilize its website as part of its investor communication practices in response to Regulation FD. This Form 8-K is intended to be formal notice that investors should access the Talbots website for information concerning Talbots and its operations and financial results including certain information concerning financial outlook and objectives. Investors should also access Talbots website for information concerning dates and times of scheduled conference calls and recorded messages on sales and earnings, as well as investor conferences which are to be webcast.


         All investors should be aware that posted or archived information on Talbots website is not intended to, and does not, constitute a determination by Talbots that the information is in fact material.


         In addition, the posting or archiving of information on Talbots website represents only what was Talbots belief or outlook as of the date such information was originally issued or originally communicated by Talbots and such information may no longer be accurate or complete following such date. The continued posting and archiving of such information on Talbots website is not a representation that such information continues to be accurate or complete and such information has not been updated.


Note on Forward-Looking Statements


         The referenced call, recorded message, investor conference (or presentation materials) or other event also may include forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The statements may be identified by such forward-looking terminology as "expect," "look," "believe," "may," "will," "intend," "plan," "target," "objective," "goal" and similar statements or variations of such terms. Such forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about our Company as of the date originally made and involve certain significant risks and uncertainties including levels of sales, effectiveness of the Company's brand awareness and marketing programs, effectiveness and profitability of new concepts, effectiveness of its new e-commerce site and the overall effect of e-commerce on Talbots business, store traffic, acceptance of Talbots fashions, appropriate balance of merchandise offerings, and timing and levels of markdowns. These and other important factors that may cause actual results to differ materially from such forward-looking statements are included in the Company's Current Report on Form 8-K dated October 30, 1996 filed with the Securities and Exchange
Commission (a copy of which may also be obtained from the Company at 781-741-4500) as well as other periodic reports filed by the Company with the Securities and Exchange Commission. You are urged to consider all such factors. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  November 1, 2000
                                          The Talbots, Inc.
                                          (Registrant)


                                                 EDWARD L. LARSEN
                                          By: ________________________________
                                          Name:  Edward L. Larsen
                                          Title: Senior Vice President, Finance,
                                                 Chief Financial Officer and
                                                  Treasurer